UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

OPTIMUM FUND TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[    ] Fee paid previously with preliminary proxy materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
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2) Form, Schedule or Registration Statement No.:
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3) Filing Party:
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4) Date Filed:
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Optimum Funds

Proxy Solicitation Script for Shareholder ProxyLite message:

“Hello, this is an important message on behalf of the Optimum Fund Trust from Broadridge Proxy Services Center. We are calling because you are a shareholder in Optimum Funds and we urgently need your vote on four important proxy proposals concerning the Optimum Funds.

Your proxy vote today can help us obtain the votes we need to pass these proposals.

The quickest way to record your vote is by using the phone or internet.  All the details, including your control number, are in the materials we have previously sent you.  You may have more than one proxy included in your packet because you have multiple registrations and/or positions. Please be sure to vote all proxies in your packet.

If you have questions or no longer have your voting information, feel free to call us at 1-855-928-4484.

All of us at Optimum Funds sincerely thank you for your time and your vote.

Thank you again.”